Exhibit 99.2

Bank of Florida Corporation
Financial Highlights (unaudited)

	For the Three Months Ended
	Jun 30,	Mar 31,	Dec 31,	Sept 30,	Jun 30,
(dollars in thousands, except per share data)	2009	2009	2008	2008	2008

Income Statement Highlights
Net interest income before provision	$9,435	$9,595	$9,789	$10,921	$11,347
Provision for loan losses	9,764	6,693	16,026	6,190	1,585
Non interest income	2,676	1,155	1,195	1,162	1,049
Noninterest expense	12,704	11,031	10,951	11,388	10,770
Net (loss) income	(6,500)	(4,373)	(10,014)	(3,445)	4
Top-line revenue	10,760	10,750	10,984	12,055	12,396
Basic (loss) income per common share	(0.51)	(0.34)	(0.78)	(0.27)	0.00
Diluted (loss) income per common share	(0.51)	(0.34)	(0.78)	(0.27)	0.00

Key Ratios
Return on average assets	(1.71)%	(1.15)%	(2.65)%	(0.95)%	0.00%
Return on average common equity	(14.18)	(9.23)	(20.89)	(6.96)	0.01
Net interest margin	2.97	2.93	2.89	3.33	3.58
Efficiency ratio	118.07	102.61	99.70	94.48	86.88
Tangible equity ratio	7.93	8.08	8.43	8.90	9.81
Average equity to average assets	12.06	12.46	12.70	13.66	14.12
Average loans to average deposits	99.21	104.04	103.84	112.45	116.29
Net charge-offs to average loans	3.29	3.92	0.26	1.72	0.40
Loan loss allowance to total loans	1.96	1.90	2.32	1.14	1.11
Loan loss allowance to nonperforming loans	17.58	21.28	41.10	49.08	54.56
Nonperforming loans to total loans	11.12	8.93	5.63	2.33	2.03
Nonperforming assets to total assets	9.74	7.67	4.95	2.15	1.75

Average Balances
Average loans	$1,153,183	$1,202,566	$1,213,371	$1,196,918	$1,173,088
Average assets	1,520,350	1,521,222	1,509,950	1,448,889	1,414,376
Average earning assets	1,273,066	1,326,285	1,347,990	1,306,053	1,276,102
Average deposits	1,162,340	1,155,918	1,168,491	1,064,440	1,008,747
Average common equity	183,302	189,578	191,719	197,907	199,761

	As of Period End
	Jun 30,	Mar 31,	Dec 31,	Sept 30,	Jun 30,
	2009	2009	2008	2008	2008

Total assets	$1,528,879	$1,570,255	$1,549,013	$1,545,054	$1,414,689
Total loans (including unearned income and loan fees)	1,267,349	1,288,177	1,275,311	1,247,802	1,191,733
Total deposits	1,167,052	1,165,267	1,166,282	1,199,705	1,012,408
Stockholders' equity	180,803	186,334	189,979	196,686	197,492
Nonperforming assets	148,945	120,516	76,670	33,199	24,689
Book value per common share	13.96	14.38	14.87	15.39	15.45
Tangible book value per common share	8.97	9.39	9.79	10.31	10.36
Assets under advice - Bank of Florida Trust Company	630,657	522,541	494,633	439,942	475,890
Assets under management - Bank of Florida Trust Company	515,380	412,661	386,472	372,577	365,589

Bank of Florida Corporation
Consolidated Statements of Income (unaudited)

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
(dollars in thousands, except per share data)	2009	2009	2008	2008	2008

Interest income
Interest and fees on loans	$16,717	$17,299	$18,960	$19,654	$19,634
Interest on securities and other	1,351	1,492	1,376	1,302	1,349
Interest on federal funds sold	1	2	92	24	11
Total interest income	18,069	18,793	20,428	20,980	20,994

Interest expense
Interest on deposits	7,127	7,686	9,081	8,360	7,822
Interest on subordinated debt	132	147	234	170	196
Interest on FHLB & other borrowings	1,375	1,365	1,324	1,529	1,629
Total interest expense	8,634	9,198	10,639	10,059	9,647
Net interest income	9,435	9,595	9,789	10,921	11,347

Provision for loan losses	9,764	6,693	16,026	6,190	1,585
Net interest income after provision for loan losses	(329)	2,902	(6,237)	4,731	9,762

Non interest income
Service charges & fees	560	472	474	464	491
Gain on sale of assets, net	191	29	100	(9)	(121)
Trust Fees, net	574	654	621	679	679
Gains on sale of investment securities	1,351	0	0	28	0
Total noninterest income	2,676	1,155	1,195	1,162	1,049

Noninterest expense
Salaries and employee benefits	5,460	5,211	5,056	5,533	5,327
Occupancy expenses	1,888	1,769	1,766	1,780	1,707
Equipment rental, depreciation and maintenance	812	837	799	813	854
General operating	4,544	3,214	3,330	3,262	2,882
Total noninterest expense	12,704	11,031	10,951	11,388	10,770
(Loss) income before taxes (benefit)	(10,357)	(6,974)	(15,993)	(5,495)	41
Income taxes (benefit)	(3,857)	(2,601)	(5,979)	(2,050)	37
Net (loss) income	$(6,500)	$(4,373)	$(10,014)	$(3,445)	$4

(Loss) income per common share - diluted	$(0.51)	$(0.34)	$(0.78)	$(0.27)	$0.00

Weighted average common shares outstanding - diluted	12,779,020	12,779,020	12,779,020	12,779,020	12,779,020

Total common shares outstanding	12,947,520	12,955,520	12,779,020	12,779,020	12,779,020

Bank of Florida Corporation
Consolidated Balance Sheet (unaudited)

(dollars in thousands)
A S S E T S	6/30/2009	3/31/2009	12/31/2008	9/30/2008	6/30/2008

Cash and due from banks	$38,940	$55,891	$47,064	$18,788	$16,449
Interest bearing due from other banks	233	190	561	1,321	554
Federal funds sold	0	241	313	70,650	250
Total cash and cash equivalents	39,173	56,322	47,938	90,759	17,252

Securities held to maturity	2,363	3,317	3,316	3,316	3,315
Securities available for sale	102,459	109,741	114,660	88,284	89,227

Loans held for sale	0	156	-	-	6,629

Portfolio loans	1,268,786	1,289,582	1,276,985	1,249,663	1,186,849
Less:
Allowance for loan losses	24,778	24,479	29,533	14,264	13,232
Unearned income and deferred loan fees	1,437	1,561	1,674	1,861	1,745
Net loans	1,242,571	1,263,542	1,245,778	1,233,538	1,171,872

Federal Home Loan Bank and Federal Reserve Bank stock, at cost	8,467	8,647	9,246	7,347	9,913
Premises and equipment	28,248	29,029	29,501	30,113	30,405
Accrued interest receivable	4,656	5,121	4,990	5,458	5,095
Intangible assets	64,631	64,738	64,850	64,968	65,091
Other assets	36,311	29,642	28,734	21,271	15,890
Total assets	$1,528,879	$1,570,255	$1,549,013	$1,545,054	$1,414,689

LIABILITIES AND STOCKHOLDERS' EQUITY

Non interest bearing deposits	$97,378	$101,631	$114,905	$100,471	$95,885
MM/NOW	387,104	383,815	366,349	388,520	393,391
Savings	6,427	6,318	5,752	5,972	6,264
CD's < $100k	118,802	114,083	107,889	115,477	89,577
Retail CDAR's	122,114	124,457	117,308	80,071	-
Total core deposits	731,825	730,304	712,203	690,512	585,117

CD's (all others)	435,227	434,963	454,078	509,193	427,291

Total deposits	1,167,052	1,165,267	1,166,282	1,199,705	1,012,408

Fed funds purchased	-	-	-	-	-
Other borrowings	175,162	214,470	188,474	144,278	201,282
Accrued interest payable	2,009	2,140	2,286	1,954	1,713
Accrued expenses and other liabilities	3,853	2,044	1,992	2,431	1,794
Total liabilities	1,348,076	1,383,921	1,359,034	1,348,368	1,217,197

Stockholders' Equity:
Preferred stock	3,525	-	-	-	-
Common stock	130	130	128	128	128
Additional paid-in capital	200,615	200,592	199,862	199,792	199,706
Restricted stock	(559)	(651)	-	-	-
Accumulated deficit	(15,030)	(15,030)	(1,808)	(1,808)	(1,808)
Current year net income (loss)	(10,873)	(4,373)	(13,222)	(3,208)	237
Other comprehensive income	2,995	5,666	5,019	1,782	(771)
Total stockholders' equity	180,803	186,334	189,979	196,686	197,492
Total liabilities and stockholders' equity	$1,528,879	$1,570,255	$1,549,013	$1,545,054	$1,414,689

	Summary of Average Rates ($000)						Changes in Rate & Volume ($000)		Changes in Net Interest Income ($000)
BANK OF FLORIDA CORPORATION
RATE / VOLUME VARIANCE ANALYSIS
Three months ended June 30, 2009 vs.	June 2009 Quarter-to-Date			March 2009 Quarter-to-Date
Three months ended March 31, 2009	Average		Average	Average		Average	Rate	Volume	Increase (Decrease) Due to
	Balance	Interest	Rate	Balance	Interest	Rate	Variance	Variance	Rate	Volume	Days Diff	Total
EARNING ASSETS

Total Commercial loans	$1,101,128	$14,436	5.26%	$1,106,326	$14,962	5.48%	-0.23%	(5,198)	$(624)	$(68)	$166	$(526)
Total Consumer loans	54,481	650	4.78%	54,823	667	4.94%	-0.15%	(343)	(21)	(4)	7	(18)
Total Residential real estate loans	125,531	1,631	5.21%	121,805	1,670	5.56%	-0.35%	3,726	(106)	48	19	(39)
Overdrafts/ Nonaccrual loans [1]	(127,957)	-	0.00%	(80,389)	-	0.00%	0.00%	(47,568)	-	-	-	-

Total Loans	1,153,183	16,717	5.81%	1,202,566	17,299	5.83%	-0.02%	(49,383)	(59)	(716)	192	(582)

Investment Securities	114,456	1,350	4.73%	121,540	1,491	4.98%	-0.24%	(7,083)	(74)	(84)	17	(141)
Federal funds sold	5,000	1	0.08%	1,581	2	0.51%	-0.43%	3,419	(2)	1	-	(1)
Deposits in banks	427	1	0.94%	599	1	0.64%	0.30%	(173)	0	(0)	-	0

Total Interest-earning assets	$1,273,066	$18,069	5.69%	$1,326,285	$18,793	5.75%	-0.06%	$(53,219)	(134)	$(799)	$209	$(724)

Non interest-earning assets	247,284			194,937

Total Assets	$1,520,350			$1,521,222

INTEREST-BEARING LIABILITIES

Interest Bearing Checking	$50,320	23	0.18%	$46,782	21	0.18%	0.00%	3,538	$0	$2	$-	$2
Money Market Accounts	339,609	1,401	1.66%	333,778	1,553	1.89%	-0.23%	5,831	(193)	24	17	(152)
Savings Accounts	6,388	5	0.34%	5,975	3	0.20%	0.14%	413	2	0	-	2
Total Certificates	662,368	5,698	3.45%	666,861	6,109	3.72%	-0.26%	(4,493)	(441)	(39)	68	(411)
Total Deposits	1,058,685	7,127	2.70%	1,053,396	7,686	2.96%	-0.26%	5,289	(631)	(12)	85	(559)

Total FHLB Advances & Other Borrowings	161,731	1,375	3.41%	158,691	1,365	3.49%	-0.08%	3,040	(31)	26	15	10
Total Subordinated Debt	16,000	132	3.31%	16,000	147	3.73%	-0.42%	-	(17)	(0)	2	(15)
Total Other Borrowings	177,731	1,507	3.40%	174,691	1,512	3.51%	-0.11%	3,040	(48)	26	17	(5)

Total Interest-Bearing Liabilities	$1,236,416	$8,634	2.80%	$1,228,087	$9,198	3.04%	-0.24%	$8,329	$(679)	$13	$102	$(564)

Demand Deposits	103,655			102,522
Other Liabilities	(3,023)			1,036
Stockholder's equity	183,302			189,578
Total liabilities and equity	$1,520,350			$1,521,222

Net interest income/net interest spread		$9,435	2.89%		$9,595	2.71%	0.18%	$(61,548)	$545	$(813)	$107	$(160)
Net interest margin			2.97%			2.93%	0.04%

[1] For purposes of this analysis, non-accruing loans, if any, are not included in the average balances

	Summary of Average Rates ($000)						Changes in Rate & Volume ($000)		Changes in Net Interest Income ($000)
BANK OF FLORIDA CORPORATION
RATE / VOLUME VARIANCE ANALYSIS
Three months ended June 30, 2009 vs.	June 2009 Quarter-to-Date			June 2008 Quarter-to-Date
Three months ended June 30, 2008	Average		Average	Average		Average	Rate	Volume	Increase (Decrease) Due to
	Balance	Interest	Rate	Balance	Interest	Rate	Variance	Variance	Rate	Volume	Days Diff	Total
EARNING ASSETS

Total Commercial loans	$1,101,128	$14,436	5.26%	$1,031,270	$17,050	6.65%	-1.39%	69,858	$(3,576)	$963	$-	$(2,614)
Total Consumer loans	54,481	650	4.78%	55,945	799	5.74%	-0.96%	(1,464)	(134)	(15)	-	(149)
Total Residential real estate loans	125,531	1,631	5.21%	108,353	1,785	6.63%	-1.41%	17,178	(382)	228	-	(154)
Overdrafts/ Nonaccrual loans [1]	(127,957)	-	0.00%	(22,480)	-	0.00%	0.00%	(105,477)	-	-	-	-

Total Loans	1,153,183	16,717	5.81%	1,173,088	19,634	6.73%	-0.92%	(19,905)	(2,682)	(235)	-	(2,917)

Investment Securities	114,456	1,350	4.73%	100,585	1,346	5.38%	-0.65%	13,871	(163)	167	-	4
Federal funds sold	5,000	1	0.08%	1,883	11	2.35%	-2.27%	3,117	(11)	1	-	(10)
Deposits in banks	427	1	0.94%	545	3	2.21%	-1.27%	(118)	(2)	(0)	-	(2)

Total Interest-earning assets	$1,273,066	$18,069	5.69%	$1,276,101	$20,994	6.62%	-0.93%	$(3,035)	(2,858)	$(67)	$-	$(2,925)

Non interest-earning assets	247,284			138,275

Total Assets	$1,520,350			$1,414,376

INTEREST-BEARING LIABILITIES

Interest Bearing Checking	$50,320	23	0.18%	$52,792	65	0.50%	-0.31%	(2,472)	$(41)	$(1)	$-	$(42)
Money Market Accounts	339,609	1,401	1.66%	353,872	2,513	2.86%	-1.20%	(14,263)	(1,060)	(52)	-	(1,112)
Savings Accounts	6,388	5	0.34%	6,521	8	0.49%	-0.15%	(133)	(2)	(0)	-	(3)
Total Certificates	662,368	5,698	3.45%	490,570	5,236	4.29%	-0.84%	171,798	(1,030)	1,492	-	462
Total Deposits	1,058,685	7,127	2.70%	903,755	7,822	3.48%	-0.78%	154,930	(2,134)	1,439	-	(695)

Total FHLB Advances & Other Borrowings	161,731	1,375	3.41%	186,789	1,629	3.51%	-0.10%	(25,058)	(45)	(209)	-	(254)
Total Subordinated Debt	16,000	132	3.31%	16,000	196	4.93%	-1.62%	-	(65)	1	-	(64)
Total Other Borrowings	177,731	1,507	3.40%	202,789	1,825	3.62%	-0.22%	(25,058)	(110)	(208)	-	(318)

Total Interest-Bearing Liabilities	$1,236,416	$8,634	2.80%	$1,106,544	$9,647	3.51%	-0.71%	$129,872	$(2,244)	$1,231	$-	$(1,013)

Demand Deposits	103,655			104,992
Other Liabilities	(3,023)			3,079
Stockholder's equity	183,302			199,761
Total liabilities and equity	$1,520,350			$1,414,376

Net interest income/net interest spread		$9,435	2.89%		$11,347	3.11%	-0.22%	$(132,907)	$(614)	$(1,298)	$-	$(1,912)
Net interest margin			2.97%			3.58%	-0.61%

[1] For purposes of this analysis, non-accruing loans, if any, are not included in the average balances

Bank of Florida
Loan Corporation

Loan Portfolio Balances (Unaudited)
(dollars in thousands)	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008
Commercial
Commercial and Industrial	$117,518	$118,681	$115,553	$111,462	$110,795

Commercial Real Estate	631,748	634,744	595,201	575,734	512,240

Construction	142,339	145,453	187,212	196,917	211,948

Land	153,074	151,168	149,632	159,845	158,163

Total Commercial	$1,044,679	$1,050,045	$1,047,598	$1,043,958	$993,146

Consumer
Residential Mortgage	170,595	183,909	174,699	155,379	145,820

Home Equity	40,656	39,589	40,355	39,138	41,921

Consumer	11,588	11,611	11,985	11,930	12,466

Total consumer	222,839	235,109	227,039	206,447	200,207
Adjustment for Settlement /Deferred Fees	-169	3,022	675	-2,603	-1,620
Total Loans	$1,267,349	$1,288,176	$1,275,311	$1,247,802	$1,191,734

Loans Portfolio Balances by County (Unaudited)
(dollars in thousands)	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008
Commercial and Industrial
Collier	$16,817	$24,962	$27,741	$25,870	$23,104
Lee	10,116	8,440	9,292	7,932	10,079
Hillsborough	18,351	17,802	17,469	23,880	22,426
Miami-Dade	15,865	16,467	11,041	12,697	15,220
Broward	17,966	12,246	11,797	10,899	10,783
Palm Beach	3,845	2,794	2,378	1,992	1,683
Pinellas	18,257	20,267	20,212	13,329	13,007
Polk	-	-	-	-	-
Other	16,303	15,704	15,622	14,863	14,494
Total Commercial and Industrial	$117,518	$118,681	$115,553	$111,462	$110,795
Commercial Real Estate
Collier	$102,408	$112,362	$112,533	$116,934	$106,498
Lee	117,045	109,395	101,346	93,659	98,985
Hillsborough	39,481	42,941	55,980	45,612	36,419
Miami-Dade	49,377	46,491	48,097	51,109	48,518
Broward	140,420	139,825	119,774	115,828	105,924
Palm Beach	46,478	46,660	43,758	40,389	38,231
Pinellas	28,322	28,328	28,166	30,474	19,899
Polk	9	64	65	65	65
Alachua	9,935	13,121	13,053	13,100	14,600
Other	98,272	95,557	72,431	68,564	43,100
Total Commercial Real Estate	$631,748	$634,744	$595,201	$575,734	$512,240
Commercial Construction and Land
Collier	$27,535	$27,563	$27,463	$31,100	$36,785
Lee	16,094	19,301	27,934	36,378	36,389
Hillsborough	27,488	27,974	25,137	25,223	32,606
Miami-Dade	27,228	30,943	30,784	33,492	10,521
Broward	41,664	41,786	48,444	49,444	46,927
Palm Beach	13,397	12,499	15,165	17,544	18,531
Pinellas	20,121	17,404	14,157	10,792	4,425
Polk	618	618	618	618	18,531
Other	20,084	17,954	38,189	40,537	27,421
Total Commercial Construction and Land	$194,229	$196,043	$227,891	$245,128	$232,137
Residential Construction and Land
Collier	$25,147	$22,939	$22,327	$25,049	$26,653
Lee	13,830	13,971	14,564	18,386	22,280
Hillsborough	18,064	16,556	24,465	25,526	28,969
Miami-Dade	18,258	17,134	17,812	15,645	26,981
Broward	12,800	11,866	9,872	7,977	10,907
Palm Beach	2,206	2,132	5,878	8,117	12,887
Pinellas	1,764	1,739	1,482	954	5,059
Polk	140	3,750	3,750	140	-
Other	8,976	10,491	8,802	9,840	4,238
Total Residential Construction and Land	$101,185	$100,578	$108,953	$111,634	$137,973
Residential Mortgage & HELOC
Collier	$77,749	$84,795	$80,629	$77,549	$69,538
Lee	34,328	35,854	36,747	37,454	38,559
Hillsborough	15,515	15,632	8,446	7,314	6,952
Miami-Dade	43,412	31,956	31,843	23,923	33,102
Broward	25,342	28,518	29,798	20,681	25,769
Palm Beach	3,535	2,479	2,485	2,152	2,228
Pinellas	3,751	2,550	2,565	2,560	2,682
Polk	662	665	668	738	740
Alachua	210
Other	6,746	21,049	21,873	22,147	8,172
Total Residential Mortgage and HELOC	$211,251	$223,498	$215,054	$194,517	$187,741
Consumer
Collier	$1,753	$2,069	$2,168	$2,159	$2,391
Lee	1,130	1,224	1,110	1,120	1,207
Hillsborough	1,679	1,536	1,569	1,599	1,549
Miami-Dade	2,544	2,514	2,483	2,480	2,636
Broward	1,286	1,433	1,647	1,585	1,951
Palm Beach	110	165	171	173	165
Pinellas	1,120	1,009	1,165	1,208	987
Polk	126	28	28	111	114
Other	1,839	1,633	1,643	1,495	1,466
Total Consumer	$11,588	$11,611	$11,985	$11,930	$12,466
Adjustment for Settlement /Deferred Fees	-169	3,022	675	-2,603	-1,620
Total Loans	$1,267,349	$1,288,176	$1,275,311	$1,247,802	$1,191,734

Bank of Florida - Consolidated Concentration

	06/30/09 Balance	03/31/09 Balance	12/31/08 Balance	09/30/08 Balance	06/30/08 Balance
Land
Raw Land	$23,173	$27,216	$32,201	$37,984	$26,015
Commercial Development	96,698	86,678	77,556	76,743	74,202
Residential Development	33,203	37,274	39,874	45,118	57,946
Total Land	$153,074	$151,168	$149,632	$159,845	$158,163
Construction Loans
Residential
Condominium	$18,004	$19,415	$25,572	$24,802	$35,936
Condo Conversions	6,927	6,812	6,503	6,466	14,293
Single-Family - Spec	21,375	18,369	18,024	18,038	19,997
Single-Family - Owner	21,676	18,708	18,981	17,210	9,802
Total Residential	$67,982	$63,304	$69,079	$66,516	$80,028
Commercial
Office	$26,949	$24,328	$30,125	$23,719	$22,550
Retail	2,871	9,830	28,284	32,085	38,961
Industrial/Warehouse	5,287	8,320	9,915	11,375	15,239
Mini Storage Facility	-	-		-	-
Hotel	8,161	5,386	13,014	11,078	19,101
Restaurant	727	733	728	718	710
Church	3,257	3,008	137	132	129
Multifamily (5+ units)	9,847	9,205	8,377	12,651	2,448
Hospital/ACLF	-	-		-	-
Other	17,259	21,338	27,554	38,643	32,782
Total Commercial	$74,357	$82,149	$118,133	$130,401	$131,920
TOTAL LAND, CONST, & DEV	$295,413	$296,621	$336,844	$356,762	$370,111

Permanent CRE Loans
Office	$201,635	$204,449	$197,077	$194,014	$189,357
Retail	140,384	133,518	108,763	100,185	71,852
Industrial/Warehouse	104,526	96,128	92,436	76,678	75,633
Mini Storage Facility	3,705	3,724	3,745	3,764	3,782
Hotel	47,309	48,227	37,149	36,639	31,299
Restaurant	6,397	11,107	11,116	11,151	10,023
Church	1,773	1,663	4,378	4,414	4,452
Multifamily (5+ units)	27,639	23,129	30,674	44,796	35,035
Hospital/ACLF	1,071	1,081	1,095	1,108	1,122
Other	97,309	111,717	108,767	102,986	89,686

TOTAL CRE LOANS	$631,748	$634,744	$595,201	$575,734	$512,240

Commercial
Secured	108,413	$107,227	$103,125	$100,012	$98,504
Unsecured	9,105	11,454	12,427	11,450	12,291

Residential Mortgages
HELOC	40,656	39,589	40,355	39,138	41,921
Residential	170,595	183,909	174,699	155,379	145,820

Consumer
Secured	7,841	7,971	8,424	8,597	9,156
Unsecured	3,748	3,639	3,561	3,332	3,310

Adjustment for Settlement/Deferred Fees	-169	3,022	675	-2,603	-1,620
TOTAL PORTFOLIO	$1,267,349	$1,288,176	$1,275,311	$1,247,802	$1,191,734

Bank of Florida

Non-Performing Assets and Accruing Loans Past Due 30-89 Days (Unaudited)
(dollars in thousands)	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008
Non-Performing Assets
Non-Accrual Loans
Commercial
Commercial and Industrial	$4,485	$1,943	$1,363	$246	$715
Commercial Real Estate	$37,320	27,517	9,620	8,340	3,307
Construction	$14,510	13,494	2,259	509	-
Land	$21,798	18,334	6,890	2,948	3,436
Total Commercial	$78,114	$61,289	$20,133	$12,043	$7,458

Consumer
Residential Mortgage	$31,770	$28,472	$18,832	$6,220	$5,769
Home Equity	$926	281	139	774	1,382
Construction and Land	$29,548	24,732	32,427	9,878	9,476
Other	$592	261	322	149	164
Total Consumer	$62,836	$53,746	$51,720	$17,021	$16,791
Total Non-Accrual Loans	$140,950	$115,035	$71,853	$29,064	$24,250
Foreclosed Real Estate	$7,994	$5,481	$4,817	$4,135	$439
Total Non-Performing Assets	$148,945	$120,516	$76,670	$33,199	$24,689

(dollars in thousands)	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008
Non Performing Loans by County (Unaudited)
Commercial and Industrial
Collier	$3,163	$206	$1,207	$221	-
Lee	2	55	2	-	268
Hillsborough	-	-	-	-	437
Miami-Dade	-	256	16	17	-
Broward	1,005	1,006	8	9	10
Palm Beach	-	-	-	-	-
Pinellas	315	-	100	-	-
Polk	-	-	-	-	-
Other	-	420	32	-	-
Total Commercial and Industrial	$4,485	$1,943	$1,363	$246	$715
Commercial Real Estate
Collier	$2,433	$838	$518	-	-
Lee	$13,180	14,132	7,382	7,243	3,307
Hillsborough	$961	-	-	-	-
Miami-Dade	-	-	-	-	-
Broward	$1,804	1,804	-	-	-
Palm Beach	$7,748	-	-	-	-
Pinellas	-	-	-	-	-
Polk	-	-	-	-	-
Alachua	$9,145	9,145	-	-	-
Other	$2,050	1,599	1,720	1,097	-
Total Commercial Real Estate	$37,320	$27,518	$9,620	$8,340	$3,307
Commercial Construction
Collier	$2,716	$2,612	$2,259	-	-
Lee	$4,400	4,400	-	509	-
Hillsborough	$438		-	-	-
Miami-Dade	-	-	-	-	-
Broward	$6,482	6,482	-	-	-
Palm Beach	-	-	-	-	-
Pinellas	-	-	-	-	-
Polk	-	-	-	-	-
Other	$473	-	-	-	-
Total Commercial Construction	$14,510	$13,494	$2,259	$509	-
Commercial Land
Collier	$12,074	$12,320	$950	-	-
Lee	$2,512	2,516	1,504	608	-
Hillsborough	$1,361	1,361	2,096	-	-
Miami-Dade	$2,109	2,136	2,340	2,340	236
Broward	-	-	-	-	-
Palm Beach	-		-	-	-
Pinellas	$233	-	-	-	-
Polk	-		-	-	-
Other	$3,509				3,200
Total Commercial Land	$21,798	$18,334	$6,890	$2,948	$3,436
Residential Construction and Land
Collier	$9,761	$1,748	$1,960	$1,603	$1,791
Lee	$2,978	2,661	3,607	3,273	3,944
Hillsborough	$11,416	12,202	19,011	1,392	-
Miami-Dade	$4,396	4,320	4,048	-	-
Broward	-	-	-	-	-
Palm Beach	-		-	2,386	3,610
Pinellas	$996	-	-	-	131
Polk	-	3,610	3,610	1,224	-
Other	-	190	190	-	-
Total Residential Construction and Land	$29,548	$24,732	$32,427	$9,878	$9,477
Residential Mortgage & HELOC
Collier	$9,710	$11,289	$5,374	$3,413	$3,057
Lee	$6,568	7,198	4,060	756	992
Hillsborough	$1,639	1,055	1,055	-	-
Miami-Dade	$8,991	2,186	1,340	1,880	2,457
Broward	$4,785	6,662	7,142	945	645
Palm Beach	-		-	-	-
Pinellas	-	-	-	-	-
Polk	-	-	-	-	-
Other	$1,004	363	-	-	-
Total Residential Mortgage & HELOC	$32,696	$28,752	$18,971	$6,994	$7,151
Consumer Other
Collier	$32	$50	$149	$149	$149
Lee	$24	59	23	-	-
Hillsborough	-	-	-	-	-
Miami-Dade	$36		-	-	15
Broward	-		-	-	-
Palm Beach	-		-	-	-
Pinellas	$433		-	-	-
Polk	-		-	-	-
Other	$68	152	150	-	-
Total Consumer Other	592	261	322	149	164

Total Non-Performing Loans	$140,950	$115,035	$71,853	$29,064	$24,250

Bank of Florida

(dollars in thousands)	June 30, 2009	March 31, 2009	December 31 2008	September 30 2008	June 30, 2008
Accruing Loans Past Due 30-89 Days
Commercial
Commercial and Industrial	672	499	833	1,106	67
Commercial Real Estate	14,161	2,920	1,107	14,991	8,512
Construction					-
Land	350	7,181	3,703	4,793	4,676
Total Commercial	$15,183	$10,599	$5,642	$20,890	$13,256
Consumer
Residential Mortgage	4,997	14,039	14,258	10,764	248
Home Equity	141	1,757	153	157	340
Construction and Land	2,976	10,092	2,598	5,351	-
Other	26	90	77	103	64
Total Consumer	$8,140	$25,978	$17,087	$16,375	$652
Total Accruing Loans Past Due 30-89 Days	$23,323	$36,577	$22,729	$37,265	$13,908

	June 30, 2009	March 31, 2009	December 31 2008	September 30 2008	June 30, 2008
Accruing Loans Past Due 30-89 Days by County
Commercial and Industrial
Collier	-	$8	$154	$994	$54
Lee	25	-	-	56	-
Hillsborough	310	174	29	25	-
Miami-Dade	122	250	150	-	13
Broward	154	-	500	-	-
Palm Beach			-	-	-
Pinellas	-	66	-	-	-
Polk	61		-	-	-
Other			-	32	-
Total Commercial and Industrial	$672	$499	$833	$1,106	$67
Commercial Real Estate
Collier	$8,655	$931	-	-	$5,177
Lee	5,486	1,890	-	4,940	3,335
Hillsborough	-	98	-	-	-
Miami-Dade	20	-	-	2,544	-
Broward	-	-	-	6,884	-
Palm Beach	-	-	-	-	-
Pinellas			-	-	-
Polk			-	-	-
Other			1,107	624	-
Total Commercial Real Estate	$14,161	$2,920	$1,107	$14,991	$8,512
Commercial Construction
Collier	-	-	-	-	-
Lee	-	-	-	-	-
Hillsborough	-	-	-	-	-
Miami-Dade	-	-	-	-	-
Broward	-	-	-	-	-
Palm Beach	-	-	-	-	-
Pinellas			-	-	-
Polk			-	-	-
Other			-	-	-
Total Commercial Construction	-	-	-	-	-
Commercial Land
Collier	$0	-	$900	$950	$4,676
Lee	350		1,620	1,551	-
Hillsborough			-	2,096	-
Miami-Dade			1,183	186	-
Broward			-	-	-
Palm Beach			-	-	-
Pinellas	-	3,672	-	-	-
Polk			-	-	-
Other	-	3,509	-	10	-
Total Commercial Land	$350	$7,181	$3,703	$4,793	$4,676
Residential Construction and Land
Collier	$0	$8,119	-	$1,304	-
Lee	2,976	132	212	-	-
Hillsborough			1,000	-	-
Miami-Dade			899	4,048	-
Broward			488	-	-
Palm Beach			-	-	-
Pinellas	-	996	-	-	-
Polk			-	-	-
Other	-	845	-	-	-
Total Residential Construction and Land	$2,976	$10,092	$2,598	$5,351	-
Residential Mortgage & HELOC
Collier	$1,319	$6,754	$11,893	$2,245	$248
Lee	3,161	2,762	558	6,417	-
Hillsborough	-	-	-	1,055	-
Miami-Dade	531	6,281	532	206	40
Broward			598	997	300
Palm Beach			-	-	-
Pinellas			-	-	-
Polk	126		-	-	-
Other			829	-	-
Total Residential Mortgage & HELOC	$5,138	$15,797	$14,411	$10,920	$588
Consumer Other
Collier	$20	-	-	-	$3
Lee	1	5	32	23	25
Hillsborough			-	-	-
Miami-Dade	-	36	-	-	36
Broward			-	-	-
Palm Beach	6	49	-	-	-
Pinellas			-	-	-
Polk			-	-	-
Other			45	80	-
Total Consumer Other	$26	$90	$77	$103	$64
Total Accruing Loans Past Due 30-89 Days	$23,323	$36,577	$22,729	$37,265	$13,908

Total Loans	$1,267,349	$1,288,176	$1,275,311	$1,247,802	$1,191,733

Ratio of Non-Performing Loans to Total Loans	11.12%	8.93%	5.63%	2.33%	2.03%

Ratio of Loans Past Due 30-89 to Total Loans	1.84%	2.84%	1.78%	2.99%	1.17%

Ratio of Non-Performing Assets to Total Assets	9.74%	7.67%	4.95%	2.15%	1.75%

Quarter to Quarter Changer in Non-Performing Assets
Balance at Beginning of Quarter	$120,516	$76,670	$33,198	$24,689	$18,730
Additions	40,686	56,186	44,831	13,853	7,181
Reductions
Payments	701	6	10	43	17
Return to Accrual Status	420
Sales of Foreclosed Real Estate	3,007	555	561	98	-
Charge-off/Writedowns	8,129	11,779	789	5,204	1,204
Total Reductions	12,257	12,340	1,359	5,344	1,221
Balance at End of Quarter	$148,945	$120,516	$76,670	$33,198	$24,689

Bank of Florida

Reserve for Credit Losses (Unaudited)
	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008
Balance at Beginning of Period	$24,479	$29,533	$14,264	$13,232	$12,812
Loans and Leases Charged-off
Commercial
Commercial and Industrial	-409	-1,433	-139	-331	-122
Commercial Real Estate	-611	-431	-41	-2,278
Construction	-2,226	-6,517	-120	-1,287
Land	-5,240	-1,600	-156	-863	-1,001
Consumer
Residential Mortgage	-743	-1,696	-131	-90	-37
Home Equity	-150		-197	-332	-39
Other	-112	-102	-5	-23	-4
Total Loans Charged-Off	-9,491	-11,779	-789	-5,204	-1,204

Recoveries on Loans and Leases Previously Charged-off
Commercial
Commercial and Industrial	3	5	4	24	17
Commercial Real Estate				12
Construction			6
Land
Consumer
Residential Mortgage
Home Equity	1			5
Other	4	1	0	2
Total Recoveries on Loans Previously Charged-Off	8	6	10	43	17

Net Loans and Leases Charged-Off	-9,483	-11,773	-779	-5,162	-1,187
Provision for Credit Losses	9,764	6,693	16,025	6,190	1,585
Reserve for Unfunded Commitments	19	26	23	4	22
Balance at End of Period	$24,779	$24,479	$29,533	$14,264	$13,232

Average Loans Outstanding	1,153,183	1,202,566	1,213,371	1,196,918	1,173,088

Ratio of Net Loans Charged-off to Average Loans	3.29%	3.92%	0.26%	1.72%	0.40%
Outstanding (annualized)
Ratio of Allowance for Loans Losses to	1.95%	1.90%	2.32%	1.14%	1.11%
Loans Outstanding